Exhibit 28 (a)(20) under Form N-1A

Exhibit 3(i) under Item 601/Reg. S-K

FEDERATED EQUITY FUNDS

Amendment No. 34
to the
RESTATED AND AMENDED DECLARATION OF TRUST
dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5.  Establishment and Designation of Series or Class.  Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Clover Small Value Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Clover Mid Value Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Clover Value Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated InterContinental Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated International Strategic Value Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Kaufmann Large Cap Fund
Class A Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Kaufmann Small Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Market Opportunity Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Mid Cap Growth Strategies Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Prudent Bear Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Strategic Value Fund
Class A Shares
Class C Shares
Institutional Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the

12th day of November, 2009, to become effective on January 31, 2010.

WITNESS the due execution hereof this 12th day of November, 2009.

/s/ John F. Donahue	/s/ Peter E. Madden
John F. Donahue	Peter E. Madden

/s/ John T. Conroy, Jr.	/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.	Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis	/s/ R. James Nicholson
Nicholas P. Constantakis	R. James Nicholson

/s/ John F. Cunningham	/s/ Thomas M. O’Neill
John F. Cunningham	Thomas M. O’Neill

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

/s/ Maureen Lally-Green	/s/ James F. Will
Maureen Lally-Green	James F. Will

FEDERATED EQUITY FUNDS

Amendment No. 35
to the
RESTATED AND AMENDED DECLARATION OF TRUST
dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5.  Establishment and Designation of Series or Class.  Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Clover Small Value Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Clover Value Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated InterContinental Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated International Strategic Value Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Kaufmann Large Cap Fund
Class A Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Kaufmann Small Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Market Opportunity Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Mid Cap Growth Strategies Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Prudent Bear Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Strategic Value Fund
Class A Shares
Class C Shares
Institutional Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the

12th day of November, 2009, to become effective on February 19, 2010.

WITNESS the due execution hereof this 12th day of November, 2009.

/s/ John F. Donahue	/s/ Peter E. Madden
John F. Donahue	Peter E. Madden

/s/ John T. Conroy, Jr.	/s; Charles F. Mansfield, Jr.
John T. Conroy, Jr.	Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis	/s/ R. James Nicholson
Nicholas P. Constantakis	R. James Nicholson

/s/ John F. Cunningham	/s/ Thomas M. O’Neill
John F. Cunningham	Thomas M. O’Neill

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

/s/ Maureen Lally-Green	/s/ James F. Will
Maureen Lally-Green	James F. Will

FEDERATED EQUITY FUNDS

Amendment No. 36
to the
RESTATED AND AMENDED DECLARATION OF TRUST
dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5.  Establishment and Designation of Series or Class.  Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Clover Small Value Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Clover Value Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated InterContinental Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated International Strategic Value Dividend Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Kaufmann Large Cap Fund
Class A Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Kaufmann Small Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Market Opportunity Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Mid Cap Growth Strategies Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Prudent Bear Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Strategic Value Fund
Class A Shares
Class C Shares
Institutional Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the

11th day of February, 2010, to become effective on March 31, 2010.

WITNESS the due execution hereof this 11th day of February, 2010.

/s/ John F. Donahue	/s/ Peter E. Madden
John F. Donahue	Peter E. Madden

/s/ John T. Conroy, Jr.	/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.	Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis	/s/ R. James Nicholson
Nicholas P. Constantakis	R. James Nicholson

/s/ John F. Cunningham	/s/ Thomas M. O’Neill
John F. Cunningham	Thomas M. O’Neill

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

/s/ Maureen Lally-Green	/s/ James F. Will
Maureen Lally-Green	James F. Will

FEDERATED EQUITY FUNDS

Amendment No. 37
to the
RESTATED AND AMENDED DECLARATION OF TRUST
dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5.  Establishment and Designation of Series or Class.  Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Clover Small Value Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Clover Value Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated InterContinental Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated International Strategic Value Dividend Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Kaufmann Large Cap Fund
Class A Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Kaufmann Small Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Market Opportunity Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Mid Cap Growth Strategies Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Prudent Bear Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Strategic Value Dividend Fund
Class A Shares
Class C Shares
Institutional Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the

11th day of February, 2010, to become effective on June 29, 2010.

WITNESS the due execution hereof this 14th day of May, 2010.

/s/ John F. Donahue	/s/ Peter E. Madden
John F. Donahue	Peter E. Madden

/s/ John T. Conroy, Jr.	/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.	Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis	/s/ R. James Nicholson
Nicholas P. Constantakis	R. James Nicholson

/s/ John F. Cunningham	/s/ Thomas M. O’Neill
John F. Cunningham	Thomas M. O’Neill

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

/s/ Maureen Lally-Green	/s/ James F. Will
Maureen Lally-Green	James F. Will